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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): April 16, 2003

                      APPLIED INDUSTRIAL TECHNOLOGIES, INC.
                      -------------------------------------
             (Exact name of registrant as specified in its charter)

              OHIO                           1-2299             34-0117420
              ----                           ------             ----------
(State or Other Jurisdiction of         (Commission File     (I.R.S. Employer
Incorporation or Organization)               Number)        Identification No.)

                    One Applied Plaza, Cleveland, Ohio 44115
                    ----------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

       Registrant's Telephone Number, Including Area Code: (216) 426-4000.


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ITEM 7.  EXHIBITS

         Exhibit 99 - Press release of Applied Industrial Technologies, Inc. dated April 16, 2003.


ITEM 9.  REGULATION FD DISCLOSURE

         Attached to this filing as Exhibit 99 and incorporated by reference herein is the text of registrant's press release dated April 16, 2003 regarding financial results for the quarter ended March 31, 2003.



                                    SIGNATURE
                                    ---------

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                        APPLIED INDUSTRIAL TECHNOLOGIES, INC.
                                       (Registrant)


                                       By:  /s/ Fred D. Bauer
                                            ----------------------------------
                                                Fred D. Bauer
                                                Vice President-General Counsel
                                                       & Secretary

Date: April 16, 2003


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                                  EXHIBIT INDEX


Exhibit No.          Description
-----------          -----------


99                   Press release of Applied Industrial Technologies, Inc.
                     dated April 16, 2003.